CONVERTIBLE BRIDGE NOTES	12 Months Ended
Dec. 31, 2014
Convertible Debt Disclosure [Abstract]
Convertible Debt Disclosure [Text Block]
NOTE 7 – CONVERTIBLE BRIDGE NOTES

In 2012, the Company issued an aggregate of $600,000 unsecured Senior Convertible Promissory Notes ($225,000 related party) with interest due at maturity at 8% per annum and may be paid, at the Company’s discretion, in cash or the Company’s common stock.  The Notes, together with unpaid accrued interest, if any, is due upon written notice by the majority in interest of the holders on or after February 15, 2014 or (ii) upon the occurrence of an event of default, as defined.   The Notes may be prepaid in whole or in part prior to the maturity date at the Company’s discretion.

The Convertible Bridge Notes and any accrued and unpaid interest automatically converts at the earlier of (i) (A)  a completion of a transaction whereby the Company merges or consolidates with another company that has its common stock approved for quotation on any domestic national stock exchange and (B) the new entity thereafter issues and sells shares for no less than $3.0 million aggregate gross proceeds or (ii) a qualified IPO.  The Convertible Bridge Notes shall convert into the new securities issued at 95% of the purchase price of the Conversion Securities offered to investors.

In connection with the issuance of the Senior Convertible Promissory Notes, the Company issued the right to purchase at any time, on or after the Public Financing Closing Date,(as defined above) hereof until  the fifth anniversary of the Public Financing Closing date, the number of fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s common stock equal to the quotient of (a) the Warrant Coverage Amount (as defined below), divided by (b) the applicable Conversion Price  of the Notes, at the per share exercise price (the “Exercise Price”), which shall initially be, as of the Public Financing Closing Date, equal to the Initial Exercise Price (as defined below), subject to further adjustments, as defined.

Initial Exercise Price” means one hundred twenty-five percent (125%) of the Conversion Price.

Warrant Coverage Amount” shall be the amount obtained by multiplying (x) the Warrant Coverage Percentage by (y) the principal amount outstanding (and not including any accrued and unpaid interest) of the Note, in connection with which this Warrant is concurrently issued.

“Warrant Coverage Percentage” shall be equal to fifty percent (50%) as defined in the Bridge Loan Agreement.

On February 6, 2013, the Convertible Bridge Notes and the above described contingent warrants previously issued as described above were converted into 600 shares of  Series C Convertible Preferred Stock and an aggregate of 287,082 warrants to purchase the Company’s common stock at an exercise price of $2.09 per share for 5 years.  On August 7, 2013, the Company issued an aggregate of 8,941 shares of its common stock in settlement of accrued interest of $18,677.